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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                         March 12, 2001 (March 9, 2001)

                          GAYLORD ENTERTAINMENT COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

         1-13079                                      73-0664379
(Commission File Number)                (I.R.S. employer identification number)


ONE GAYLORD DRIVE, NASHVILLE, TENNESSEE                  37214
(Address of principal executive offices)               (Zip Code)


                                 (615) 316-6000
              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         Gaylord Entertainment Company today announced that it has sold its stock and equity interests in five businesses to the privately held Oklahoma Publishing Company (OPUBCO). OPUBCO owns 6.3% of Gaylord Entertainment. Four directors of Gaylord Entertainment, who are the beneficial owners of an additional 28.2% of Gaylord Entertainment, also are directors of OPUBCO and voting trustees of a voting trust that controls OPUBCO. The transaction was reviewed and approved by a special committee of the independent directors of Gaylord Entertainment. The press release issued by Gaylord Entertainment Company on March 9, 2001 announcing this transaction is attached hereto as Exhibit 99.1.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    GAYLORD ENTERTAINMENT COMPANY



                                    By: /s/Denise Wilder Warren
                                        ----------------------------------------
                                        Denise Wilder Warren
                                        Chief Financial Officer

March 9, 2001









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                                INDEX TO EXHIBITS

Exhibit Number             Description
--------------             -----------

    99.1                   Press Release dated March 9, 2001.